Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 396,524,000.00
Previously Paid Amount	0.00
Total Fee Amount	54,759.96
Total Offset Amount	0.00
Net Fee	$ 54,759.96
Final Prospectus	false